Risk Management	12 Months Ended
Dec. 31, 2021
Disclosure of financial risk management [text block] [Abstract]
Risk Management
43.	Risk Management:

(1)	Introduction

Banco de Chile seeks to maintain a risk profile that support the sustainable growth of its activity and that is aligned with its strategic objectives, in order to maximize value creation and guarantee its long-term solvency.

Our risk management policies are established in order to identify and analyze the risks faced by the Bank, set appropriate risk limits, alerts and controls, monitor risks and compliance with limits and alerts in order to carry out the necessary action plans. Through its administration policies and procedures, the Bank develops a disciplined and constructive control environment. Policies as well as risk management standards, procedures and systems are regularly reviewed.

For this, the Bank has teams with extensive experience and knowledge in each area associated with risks, ensuring comprehensive and consolidated management of the same, including the Bank and its subsidiaries.

(a)	Risk Management Structure

Credit, Market and Operational Risk Management are in place at all levels of the Organization, with a Corporate Governance structure that recognizes the relevance of the different risk areas that exist.

The Board of Directors of Banco de Chile is responsible for establishing the policies, the risk appetite framework, the guidelines for the development, validation and monitoring of models. Similarly, it approves the provision models and pronounces annually on the sufficient provisions. For its part, the Administration is responsible both for the establishment of standards and associated procedures as well as for the control and compliance with the decisions of the Board of Directors.

The Bank’s Corporate Governance considers the active participation of the Board, either directly or through different committees made up of Directors and Senior Management. It is permanently informed of the evolution of the different risk areas, participating through its Finance, International and Financial Risk, Credit, Portfolio Risk Committee and Higher Operational Risk Committee, in which the status of credit, market and operational risks are reviewed. These committees are described in the next paragraphs.

The Wholesale Credit Risk Division, the Retail Credit Risk and Global Risk Control Division and the Cybersecurity Division develop risk Management jointly, which constitute the corporate risk governance structure, which, by having highly experienced and specialized teams, together with a robust regulatory framework, allow optimal and effective management of the matters they address.

The Wholesale Credit Risk Division and the Retail Credit Risk and Global Risk Control Division are responsible for credit risk in the admission, monitoring and recovery phases for the different business segments. Additionally, the Wholesale Credit Risk Division has a Market Risk Area that performs the function of measuring, limiting, controlling and reporting said risk together with the definition of valuation and management standards for the Bank’s assets and liabilities.

In turn, in the Retail Credit Risk and Global Risk Control Division, the Admissions Area, among its functions, develops the regulatory framework in matters of credit risk, and the Risk Models Area, which develops the different methodologies related to credit risk. Likewise, in this Division, the monitoring and validation of models are carried out by the respective areas that deal with these matters, ensuring the independence of the function across the organization.

This Division also has the Operational Risk and Business Continuity Areas, in charge of managing and supervising the application of the policies, rules and procedures in each of these areas within the Bank and Subsidiaries. The Operational Risk Area is in charge of guaranteeing the identification and efficient management of operational risks and promoting a culture in terms of risks to prevent financial losses and improve the quality of our processes, as well as proposing continuous improvements to risk management, aligned with business objectives. In addition to the above, the Business Continuity Area aims to manage the strategy and control of business continuity in the operational and technological field for the Bank, maintaining alternative operation plans and controlled tests to reduce the impact of disruptive events that may affect the organization. Both in Operational Risk and in Business Continuity, its methodologies, controls and scope are applied at the Banco de Chile level and are replicated in the subsidiaries, guaranteeing their consistency to the Bank’s global management model.

For its part, the Cybersecurity Division is responsible for defining, implementing and reporting the progress of the Strategic Cybersecurity Plan in line with the Bank’s business strategy, one of its main focuses being to protect internal information, that of its customers and collaborators.

This Division is made up of the Cybersecurity, Cyberdefense and Technological Risk Engineering Management Teams, as well as the Strategic Management and Assurance Deputy Manager.

The Cyber Defense Management is responsible for safeguarding information assets by detecting, responding to, and containing threats. The Engineering Management is in charge of defining, implementing and maximizing existing protection technologies against cyber threats, and defining and maintaining the security architecture. The Technological Risk Management is responsible for identifying, evaluating, treating and report information security risks, technological and cybersecurity, this includes the management of technological risks in the Bank’s projects. The Strategic Management Deputy Manager is responsible for defining and managing the Cybersecurity Project Plan in line with the Bank’s Strategic Plan, guaranteeing the effective and efficient use of resources, and imparting and controlling the Cybersecurity guidelines to suppliers. Finally, the Assurance Deputy Manager is responsible for reviewing compliance with the Strategic Plan, the policies, procedures and the regulatory framework regarding, as well as to develop and implement the Cybersecurity Awareness Program.

(i)	Finance, International and Financial Risk Committee

This committee functions are to design policies and procedures related to price and liquidity risk; design a structure of limits and alerts of financial exposures, review the proposal to the Board of Directors of the Risk Appetite Framework, and ensure a correct and timely measurement, control and reporting thereof; track exposures and financial risks; analyze impacts on the valuation of operations and / or results due to potential adverse movements in the values of market variables or liquidity narrowness; review the stress test assumptions and establish action plans where appropriate ; ensure the existence of independent units that value financial positions, and analyze the results of financial positions; review and approve the Comprehensive Risk Measurement in the area of market and liquidity risk; track the international financial exposure of liabilities; review the main credit exposures of Treasury products (derivatives, bonds); ensure that the management guidelines for price and liquidity risks in subsidiaries are consistent with those of the Bank, and be aware of the evolution of their main financial risks.

The Finance, International and Financial Risk Committee’s monthly session is comprised of the Chairman of the Board, four Directors or Advisors to the Board, General Manager, Financial Management and Control Division Manager, Wholesale Credit Risk Division Manager, Treasury Division Manager and Market Risk Area Manager. If deemed appropriate, the Committee may invite certain persons to participate, on a permanent or occasional basis, in one or more sessions.

(ii)	Credit Committees

The credit approval process is done mainly through various credit committees, which are composed of qualified professionals and with the sufficient attributions to take the required decisions.

Each committee is responsible for defining the terms and conditions under which the Bank accepts counterparty risks and the Wholesale Credit Risk and Retail Credit Risk Divisions and Global Risk Control participate independently and autonomously of the commercial areas. They are constituted according to the commercial segments and the amounts to approve and have different meeting periodicities.

Within the risk management structure of the Bank, the maximum approval instance is the Credit Committee of Directors. Sessions are held weekly and are comprised of the Chairman of the Board, regular and alternate directors, General Manager and the Wholesale Credit Risk Division Manager. This Committee is responsible for knowing, analyzing and resolving all credit operations associated with clients and / or economic groups whose total amount subject for approval is equal to or greater than UF 750,000. It also has to know, analyze and resolve all those credit operations that, in accordance with the established in the Bank’s internal rules, must be approved by this Committee, with the exception of the special powers delegated by the Board to the Administration.

(iii)	Portfolio Risk Committee

The main function is to know the evolution of the composition, concentration and risk of the loan portfolio of the different banks and segments, covering the complete cycle of credit risk management with the processes of admission, monitoring and recovery of the credits granted. Review the main debtors and the different risk indicators of the portfolio, proposing differentiated management strategies. Approves and proposes to the Board the different credit risk policies. It is responsible for reviewing, approving and recommending to the Board of Directors, for its final approval, the different portfolio evaluation methodologies and provision models. It is also responsible for reviewing, analyzing the adequacy of provisions for the different banks and segments, as well as reviewing the guidelines and methodological advances for the development of internal models of credit risk, together with monitoring the concentration by sectors and segments according to the sectoral limits policy. This committee reviews and approves both the Comprehensive Risk Measurement (CRM) and the Credit Risk Appetite Framework (RAF) in the area of credit risk, ensuring their due approval by the Board of Directors, defines the metrics that are part of the Risk Appetite Framework and their acceptable levels and verifies the consistency of the credit risk policies of the subsidiaries in relation to those of the Bank, controls them globally and becomes aware of the credit risk management carried out by the subsidiaries. In general, this committee is responsible for knowing and analyzing any relevant aspect in matters of Credit Risk in the portfolio of Banco de Chile.

The Portfolio Risk Committee meets monthly and is comprised of the Chairman of the Board, two regular and alternate Directors, General Manager, Wholesale Credit Risk Division Manager, Retail Credit Risk Division Manager and Global Risk Control, Commercial Division Manager, Risk Management and Information Control Manager.

(iv)	Technical Committee for the Supervision of Internal Models

The main function of the Committee is to provide a framework of methodological guidelines for the development, follow-up and documentation of the mathematical models that are used in the massive segments for credit risk management, such as Management Models (Admission, Follow-up, Collection and Rating, among others) and the regulatory models (Capital and Provisions, specific for credit risk or additional, under local or international regulations), among others. The Committee may exceptionally evaluate additional methodologies, other than those related to credit risk, at the request of its Chairman.

The Committee has the functions of defining the main criteria and guidelines to be used for the construction of new models; reviewing and approving methodologies associated with non-regulatory models (eg admission, collection), which must be submitted for the consideration of the Portfolio Risk Committee, so that it can rule on their ratification; In the case of regulatory models, the Technical Committee is limited to their review, leaving approval in the hands of the Portfolio Risk Committee and the Board of Directors; establishing minimum standards to monitor the quality of internal models; and establishing the minimum standards to document the different areas related to the development, construction, monitoring, and operation of the models.

In terms of its composition, it is comprised of the manager of the Retail Credit Risk and Global Risk Control Division, the managers of the Risk Monitoring, Studies and Management, People Business Development, Risk Models Areas, by the Deputy Managers of Retail Monitoring and Models, of Big Data and Regulatory Systems, of Validation of Risk Models, of Pre-approved Admission, of Regulatory Models, of Management and Infrastructure Models and of the Head of the Personnel Risk Department. The Committee meets monthly.

(v)	Capital Management Committee

This committee meets quarterly and is comprised of two members of the Board of Directors; the General Manager; the Financial Management and Control Division Manager; the Wholesale Credit Risk Division Manager; the Retail Credit Risk and Global Risk Control Division Manager; and the Treasury and Capital Financial Control Area Manager. The President of the Committee is a member of the Board of Directors. In case of absence of the Chairman, other members of the Board of Directors may act in his place.

The Capital Management Committee’s main function is to monitor and supervise the capital management of the Bank and its subsidiaries, and ensure its compliance in accordance with the Corporate Capital Management Policy and related regulations, being responsible for: (i) reviewing and updating the Corporate Capital Management Policy, at least annually, (ii) reviewing and updating the complementary documentation associated with capital management, at least annually, (iii) ensuring that the Bank has sufficient capital to meet both its current needs and those arising from stress scenarios, over a three-year horizon, (iv) reviewing and validating, on an annual basis, the Capital Plan and propose an Internal Regulatory Capital Objective for approval by the Board of Directors, (v) reviewing the results of the Stress Tests, the Risk Appetite Framework (“MAR”) and the Self-Assessment Report of Capital Stock, (vi) periodically monitoring the different metrics defined for the Bank’s capital management, as well as the variables that affect those parameters, (vii) keeping the Board of Directors informed of compliance with the capital plan, the Business and Capital MAR, as well as the evolution of the variables that affect capital management, (viii) proposing the activation and supervising the execution of the Contingency Plans associated with possible breaches of the Business and Capital MAR, prior to its approval by the Board of Directors, as well as annually reviewing updates to them, (ix) reviewing the results of the validation of the models associated with capital management and quarterly monitoring the status of the observations generated from the validations, and (x) being aware of the results of the internal control evaluation of the Capital Self-Assessment Process, prior to the issuance of the Regulatory Capital Self-Assessment Report.

(b)	Measurement Methodology

Regarding Credit Risk, provision levels and portfolio expenses are the basic measures for determining the credit quality of our portfolio.

Banco de Chile permanently evaluates its loan portfolio, timely recognizing the associated level of risk of the loan portfolio. For this, there are specific guidelines for the development of provision models under local regulations in accordance with the instructions issued by the CMF, as well as under IFRS 9 and stress tests; these guidelines and the models developed are approved by the Board of Directors.

As a result of this evaluation, on both wholesale and retail portfolios, the level of provisions that the bank should constitute is determined, in the event of customers payment default.

The wholesale portfolio encompases companies that due to their size, complexity or indebtedness, require a more detailed level of knowledge and a case-by-case analysis. Each debtor is assigned one of the 16 risk categories, in order to establish the provisions in a timely and appropriate manner. The review of the portfolio risk classifications is carried out permanently considering the financial situation, payment behavior and the environment of each client.

The retail portfolio encompases natural persons and smaller companies. These assessments are carried out monthly through statistical models that allow estimating the appropriate level of provisions necessary to cover the portfolio risk. The consistency of the models is analyzed through an independent validation of the unit that develops them and, subsequently, through the analysis of retrospective tests that allow to compare the real losses with the expected ones.

During 2021, the Bank continued to monitor the performance of its models and made adjustments when it was deemed necesary. As a result, the Bank foresees lower short-term PDs that will converge to its long-term level in the short run, higher levels of LoC and Credit Card utilization in the medium term, and more severe LGDs in the long term,

Each year, the Board of Directors is presented with the results of a sufficiency test for allowances for loan losses. This test shows whether the Bank’s existing level of allowances for loan losses, both for the wholesale and retail portfolios, is sufficient, based on historic losses or impairment experienced by the portfolio. The Board of Directors must issue a formal opinion on its sufficiency. The sufficiency test of the Chilean GAAP allowance and the related review by the Board of Directors has not resulted in supplementary provisions for our Chilean GAAP allowance. Due to the fact that our IFRS impairment model leverages our existing Chilean GAAP models, any adjustment to the latter would have an impact on our allowances, which has not happened.

The monitoring and control of risks are carried out mainly based on limits established by the Board of Directors. These limits reflect the Bank’s business and market strategy, as well as the level of risk that it is willing to accept, with additional emphasis on the selected industries.

(2)	Credit Risk:

Credit risk considers the likelihood that the counterparty in the credit operation will not be able to fulfill its contractual obligation due to incapacity or financial insolvency, and this leads to a potential credit loss.

The Bank seeks an adequate risk-return relation and an appropriate balance of the risks assumed, through a permanent credit risk management considering the processes of admission, monitoring and recovery of the loans granted. Likewise, it continuously manages risk knowledge, from a comprehensive approach, in order to contribute to the business and anticipate threats that could damage the solvency, quality of the portfolio, cultivating a unique risk culture in the Corporation.

The foregoing has the permanent challenge of establishing a risk management framework for the different business segments served by the Bank, responding to regulatory requirements and commercial dynamism, being part of the digital transformation, and contributing from the perspective of risks to the various businesses addressed, through a vision of the portfolio that allows managing, resolving and controlling the business approval process efficiently and proactively.

In the business segments, the application of additional management processes is taken into consideration, to the extent required, for those financing requests that that will have a greater exposure to environmental and/or social risks.

In this respect, the Bank integrates the socio-environmental criteria in its evaluations for the granting of financing destined to the development of projects, whether national or regional and that can generate an impact of this type, where they are executed. For the financing of projects, they must have the corresponding permits, authorizations, patents and studies, according to the impact they generate. In addition, the Bank has specialized units for serving large clients, through which the financing of project development is concentrated, including those of Public Works concessions that contemplate the construction of infrastructure, mining, electrical, real estate developments that can generate an environmental impact.

Credit policies and processes materialize in the following management principles, which are addressed with a specialized approach according to the characteristics of the different markets and segments served, recognizing the singularities of each one of them:

1.	Apply a rigorous evaluation in the admission process, based on established credit policies, standards and procedures, together with the availability of sufficient and accurate information. Thus, it corresponds to analyze the generation of flows and solvency of the client to meet their payment commitments and, when the characteristics of the operation merit it, must constitute adequate collateral that allow mitigating the risk incurred with the client.

2.	Have permanent and robust portfolio tracking processes, through systems that alert both the potential signs of impairment of clients, with respect to the conditions of origin, as well as with respect to possible business opportunities with those that present a better payments quality and behavior.

3.	Develop credit risk modeling guidelines, both in regulatory aspects (provisions, capital, stress tests) and management (admission, management, collection), for efficient decision-making at different stages of the credit process.

4.	Have a collection structure with timely, agile and effective processes that allow management to be carried out in accordance with the different types of clients and the types of breaches that arise, always in strict adherence to the regulatory framework and the Bank’s reputational definitions.

5.	Maintain an efficient administration in the organization of work, tools and availability of information that allow an optimal credit risk management.

Based on these management principles, the credit risk divisions contribute to the business and anticipate threats that may affect the solvency and quality of the portfolio. In particular, during the years 2020 and 2021 the solidity of these principles and the role of credit risk have made it possible to respond adequately to the challenges derived from the pandemic, providing timely responses to clients while maintaining the solid fundamentals that characterize the Bank’s portfolio in its different segments and products.

In continuity with the previous year, various measures to support clients have been implemented, such as participation in the loan program associated with the Fogape Fund - Reactivation, Law No. 21,299 on the postponement of mortgage loan installments and relaxation of collection, among others, with the aim of temporarily making payment conditions more flexible and supporting clients with new facilities to cover their needs arising from the existing health contingency.

Within the framework of risk management, during this year, a permanent and focused monitoring of the portfolios and the results of the temporary measures implemented has continued.

In the interest of the developing and strengthening a risk culture in the Bank, the training and education of executives has been promoted in 2021, diffusing risk knowledge from a comprehensive perspective. Training has thus been carried out for commercial and risk company executives in matters of environmental and social risks in order to further ensure that these factors and their impacts are taken into account in the credit analysis and evaluation processes. Specifically, employees from various areas were trained in the Socio-environmental Risk Analysis course taught by the United Nations Environment Programme Finance Initiative (UNEP FI).

(a)	Retail Segment

In these segments, admission management is carried out mainly through a risk evaluation that uses scoring tools and an adequate credit attribution model to approve each operation. These evaluations take into consideration the level of indebtedness, payment capacity and the maximum acceptable exposure for the client.

For these segments, the Bank’s risk functions are segregated and distributed in the following areas:

−	Retail Admission and Regulatory Area, performs the evaluation of operations and clients, with specialization by products and segments. It also maintains a framework of policies and standards that ensure the quality of the portfolio according to the desired risk, defining guidelines for the admission of clients and their respective establishment of parameters in the evaluation systems. These definitions are released to commercial and risk areas through programs and continuous training, and their application is monitored through credit review processes.

−	Model Area, is responsible for developing, maintaining and updating credit risk models, whether for regulatory or management uses, in accordance with local and international regulations, determining the most appropriate functional specifications and statistical techniques for the development of the required models. These models are validated by the Model Validation Area and presented to the corresponding government bodies, such as the “Technical Committee for the Supervision and Development of Internal Models”, the Portfolio Risk Committee or the Board of Directors, as appropriate.

−	Retail Tracking and Models Area, is in charge of measuring the behavior of portfolios especially through the monitoring of the main indicators of the aggregate portfolio and the analysis of layers, reported in management reports, generating relevant information for decision-making in different instances defined. Also, special follow-ups are generated according to relevant events in the environment.

This Area also ensures that the different strategies executed meet the risk quality objectives that determined their implementation. Additionally, through the model monitoring function, they monitor the risk models, ensuring compliance with the defined standards to ensure their predictive and discriminating power, identifying the possible associated risks.

−	Models Validation Area, is responsible for performing an independent review of the credit and treasury risk models, both in the construction and implementation stages. It considers the validation of compliance with the guidelines established by the Board of Directors, addressing aspects such as governance, data quality, modeling and implementation techniques, and documentation. The results of the review are presented and placed in consideration of the respective Committees, as appropriate.

−	Collection Area performs a cross-collection management in the Bank and centralizes recovery management in retail segments through Socofin, Bank’s subsidiary. Define refinancing criteria and payment agreements with customers, maintaining an adequate risk-return ratio, together with the incorporation of robust tools for a differentiated collection management according to the institutional policies.

(b)	Wholesale Segment

In these segments, admission management is carried out through an individual evaluation of the client and the relationship of the rest of the group with the Bank is also considered if it belongs to a group of companies. This individual evaluation - and group if applicable - considers, among others, generation capacity, financial capacity with emphasis on equity solvency, exposure levels, industry variables, evaluation of partners and management, and aspects of the operation such as financing structure, term, products and possible collaterals.

A rating model that allows greater homogeneity in the evaluation of the client and the group supports the indicated evaluation. This evaluation also includes specialized areas in some segments that by their nature require expert knowledge, such as real estate, construction, agriculture, financial, international, among others.

In a centralized manner, a permanent monitoring of the portfolio is carried at the individual level of business segments and economic sectors, based on periodically updated information from both the client and the industry. Through this process, alerts are generated that ensure the correct and timely recognition of the risk of the individual portfolio and that the special conditions established in the admission stage are monitored, such as controls of financial covenants, coverage of certain collaterals and conditions imposed at the time of approval.

Additionally, within the Admission areas, joint monitoring tasks are carried out that allow monitoring the development of operations from their gestation to their recovery, with the aim of ensuring the correct and timely identification of portfolio risks, and to manage in advance those cases with higher risk levels.

Upon detection of clients that show signs of impairment or default with any condition, the commercial area to which the client belongs, together with the Wholesale Credit Risk Division, establish action plans for their regularization. In those more complex cases where specialized management is required, the Special Assets Management area, belonging to the Wholesale Credit Risk Division, is directly in charge of collection management, establishing action plans and negotiations based on the particular characteristics of each client.

(c)	Derivative Transactions

We produce own models which are used for credit risk management purposes, known as the pre-settlement exposure (PSE). Generally, the PSE is computed as follows:

PSE = Maximum (CMTM + CEF * Notional, 0)

CMTM: Current Mark-to-Market of the transaction

Notional: Transaction notional amount

CEF: Credit Exposure Factor, which reflects the peak exposure within the life of the transaction, under 95% of confidence level.

The portfolio approach is taken into account when computing exposures of several transactions closed with one single counterpart.

Credit mitigating conditions for derivative transactions have become popular in the local financial markets. There are financial institutions that have accepted early termination clauses, and netting is also possible with corporations when appropriate documentation under a regular Master Agreement is signed.

Collateral agreements have been requested by certain banks for inter-banking transactions within other financial institutions, but its effective application under Chilean Law make advisable not to include it in the exposure measurement.

Derivative transactions closed with counterparts residing abroad (mostly global banks) are documented utilizing ISDA and CSA. Netting and cash collateral above a certain threshold level are the typical credit mitigations schemes in place for this kind of transactions.

This metric is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

(d)	Portfolio Concentration:

The maximum exposure to credit risk, by client or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2020 and 2021, does not exceed 10% of the Bank’s regulatory capital.

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2020:

	Chile	United States	Brazil	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	1,272,238	1,158,637	—	129,341	2,560,216

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	4,159,292	—	—	—	4,159,292
Other instruments issued in Chile	105,798	—	—	—	105,798
Instruments issued abroad	—	164	—	—	164
Mutual fund investments	400,902	—	—	—	400,902
Subtotal	4,665,992	164	—	—	4,666,156

Investments under resale agreements	76,407	—	—	—	76,407

Derivative Contracts for Trading Purposes
Forwards	415,349	73,805	—	62,810	551,964
Swaps	1,184,563	83,776	—	744,908	2,013,247
Call Options	269	—	—	—	269
Put Options	1,462	—	—	—	1,462
Futures	—	—	—	—	—
Subtotal	1,601,643	157,581	—	807,718	2,566,942

Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	1,511	18,964	—	30,587	51,062
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Subtotal	1,511	18,964	—	30,587	51,062

Loans and advances to Banks (before allowances)
Central Bank of Chile	2,380,033	—	—	—	2,380,033
Domestic banks	260,002	—	—	—	260,002
Foreign banks	—	—	150,230	149,391	299,621
Subtotal	2,640,035	—	150,230	149,391	2,939,656

Loans to Customers at amortized cost (before allowances)
Commercial loans	17,591,127	—	—	10,470	17,601,597
Residential mortgage loans	9,387,372	—	—	—	9,387,372
Consumer loans	3,948,721	—	—	—	3,948,721
Subtotal	30,927,220	—	—	10,470	30,937,690

Financial assets available-for-sale
Debt Instruments:
From the Chilean government and Central Bank of Chile	163,600	—	—	—	163,600
Other instruments issued in Chile	896,923	—	—	—	896,923
Instruments issued abroad	—	—	—	—	—
Subtotal	1,060,523	—	—	—	1,060,523
Equity Instruments:
Instruments issued in Chile	6,869	—	—	—	6,869
Instruments issued abroad	—	—	—	761	761
Subtotal	6,869	—	—	761	7,630
Total	1,067,392	—	—	761	1,068,153

Financial instruments at amortized cost	—	—	—	—	—

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Other	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets
Cash and Due from Banks	641,890	—	1,918,326	—	—	—	—	—	—	—	—	—	—	—	2,560,216
Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	4,009,676	149,616	—	—	—	—	—	—	—	—	—	—	—	—	4,159,292
Other instruments issued in Chile	—	—	—	105,798	—	—	—	—	—	—	—	—	—	—	105,798
Instruments issued abroad	—	—	—	164	—	—	—	—	—	—	—	—	—	—	164
Mutual fund investment	—	—	—	400,902	—	—	—	—	—	—	—	—	—	—	400,902
Subtotal	4,009,676	149,616		506,864	—	—	—	—	—	—	—	—	—	—	4,666,156

Investments under resale agreements	—	10,006	950	64,554	130	—	—	—	—	—	—	146	—	621	76,407
Derivative Contracts for Trading Purposes
Forwards	—	—	—	351,833	17,280	16,078	4,456	6,253	1,071	30	2,269	265	—	152,429	551,964
Swaps	—	—	—	1,943,033	4,579	4,031	18	17,637	10,237	913	21,163	662	—	10,974	2,013,247
Call Options	—	—	—	13	205	—	—	—	40	—	—	11	—	—	269
Put Options	—	—	—	148	1,314	—	—	—	—	—	—	—	—	—	1,462
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,295,027	23,378	20,109	4,474	23,890	11,348	943	23,432	938	—	163,403	2,566,942
Hedge Derivative Contracts
Forwards
Swaps	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Call Options	—	—	—	51,062	—	—	—	—	—	—	—	—	—	—	51,062
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	51,062	—	—	—	—	—	—	—	—	—	—	51,062
Loans and advances to Banks
Central Bank of Chile	2,380,033	—	—	—	—	—	—	—	—	—	—	—	—	—	2,380,033
Domestic banks	—	—	—	260,002	—	—	—	—	—	—	—	—	—	—	260,002
Foreign banks	—	—	—	299,621	—	—	—	—	—	—	—	—	—	—	299,621
Subtotal	2,380,033	—	—	559,623	—	—	—	—	—	—	—	—	—	—	2,939,656
Loans to Customers at amortized cost
Commercial loans	—	—	—	2,351,333	2,544,146	1,347,770	470,607	395,598	1,647,226	135,488	1,454,404	2,453,579	3,054,194	1,747,252	17,601,597
Residential mortgage loans	—	—	9,387,372	—	—	—	—	—	—	—	—	—	—	—	9,387,372
Consumer loans	—	—	3,948,721	—	—	—	—	—	—	—	—	—	—	—	3,948,721
Subtotal	—	—	13,336,093	2,351,333	2,544,146	1,347,770	470,607	395,598	1,647,226	135,488	1,454,404	2,453,579	3,054,194	1,747,252	30,937,690
Financial Assets at Fair Value through OCI
Debt Instruments:
From the Chilean Government and Central Bank of Chile	109	163,491	—	—	—	—	—	—	—	—	—	—	—	—	163,600
Other instruments issued in Chile	—	—	—	851,468	—	4,465	—	8,089	—	—	5,334	—	—	27,567	896,923
Instruments issued abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	109	163,491	—	851,468	—	4,465	—	8,089	—	—	5,334	—	—	27,567	1,060,523
Equity Instruments:
Instruments issued in Chile	—	—	—	6,869	—	—	—	—	—	—	—	—	—	—	6,869
Instruments issued abroad	—	—	—	761	—	—	—	—	—	—	—	—	—	—	761
Subtotal	—	—	—	7,630	—	—	—	—	—	—	—	—	—	—	7,630
Total	109	163,491	—	859,098	—	4,465	—	8,089	—	—	5,334	—	—	27,567	1,068,153

Financial instruments at amortized cost	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

The following tables show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2021:

	Chile	United States	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and Due from Banks	2,748,930	897,881	8	66,915	3,713,734

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	3,472,122	—	—	—	3,472,122
Other instruments issued in Chile	268,882	—	—	—	268,882
Instruments issued abroad	—	—	—	—	—
Mutual fund investments	135,691	—	—	—	135,691
Subtotal	3,876,695	—	—	—	3,876,695

Investments under resale agreements	64,365	—	—	—	64,365

Derivative Contracts for Trading Purposes
Forwards	585,463	90,461	—	66,621	742,545
Swaps	1,113,135	256,829	—	588,278	1,958,242
Call Options	4,509	—	—	—	4,509
Put Options	199	—	—	—	199
Futures	—	—	—	—	—
Subtotal	1,703,306	347,290	—	654,899	2,705,495

Hedge Derivative Contracts
Forwards	—	—	—	—	—
Swaps	16,375	79,904	—	181,524	277,803
Call Options	—	—	—	—	—
Put Options	—	—	—	—	—
Futures	—	—	—	—	—
Subtotal	16,375	79,904	—	181,524	277,803

Loans and advances to Banks
Central Bank of Chile	1,090,000	—	—	—	1,090,000
Domestic banks	160,018	—	—	—	160,018
Foreign banks	—	—	141,249	138,565	279,814
Subtotal	1,250,018	—	141,249	138,565	1,529,832

Loans to Customers, Net
Commercial loans	19,658,614	—	—	13,718	19,672,332
Residential mortgage loans	10,346,528	—	—	—	10,346,528
Consumer loans	4,247,013	—	—	—	4,247,013
Subtotal	34,252,155	—	—	13,718	34,265,873

Financial Assets Available-for-Sale
from the Chilean Government and Central Bank of Chile	2,488,850	—	—	—	2,488,850
Other instruments issued in Chile	565,959	—	—	—	565,959
Instruments issued abroad	—	—	—	—	—
Subtotal	3,054,809	—	—	—	3,054,809
Equity Instruments:
Instruments issued in Chile	5,499	—	—	—	5,499
Instruments issued abroad	—	—	—	866	866
Subtotal	5,499	—	—	866	6,365
Total	3,060,308			866	3,061,174

Financial instruments at amortized cost	839,744	—	—	—	839,744

	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and Due from Banks	1,545,472	—	—	2,168,262	—	—	—	—	—	—	—	—	—	—	3,713,734

Financial Assets held-for-trading
From the Chilean Government and Central Bank of Chile	3,287,111	162,433	—	22,578	—	—	—	—	—	—	—	—	—	—	3,472,122
Other instruments issued in Chile	—	—	—	268,882	—	—	—	—	—	—	—	—	—	—	268,882
Instruments issued abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mutual fund investments	—	—	—	135,691	—	—	—	—	—	—	—	—	—	—	135,691
Subtotal	3,287,111	162,433	—	427,151	—	—	—	—	—	—	—	—	—	—	3,876,695

Investments under resale agreements	—	—	232	62,030	1,327	—	—	—	—	—	—	13	—	763	64,365

Derivative Contracts for Trading Purposes
Forwards	—	—	—	521,735	3,685	18,806	1,343	12,623	4,873	—	—	247	—	179,233	742,545
Swaps	—	—	—	1,870,974	342	3,444	2	8,129	17,815	5,409	11,516	3,098	—	37,513	1,958,242
Call Options	—	—	—	251	3,595	474	—	—	80	109	—	—	—	—	4,509
Put Options	—	—	—	21	178	—	—	—	—	—	—	—	—	—	199
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,392,981	7,800	22,724	1,345	20,752	22,768	5,518	11,516	3,345	—	216,746	2,705,495

Hedge Derivative Contracts
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	277,803	—	—	—	—	—	—	—	—	—	—	277,803
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	277,803	—	—	—	—	—	—	—	—	—	—	277,803

Loans and advances to Banks
Central Bank of Chile	1,090,000	—	—	—	—	—	—	—	—	—	—	—	—	—	1,090,000
Domestic banks	—	—	—	160,018	—	—	—	—	—	—	—	—	—	—	160,018
Foreign banks	—	—	—	279,814	—	—	—	—	—	—	—	—	—	—	279,814
Subtotal	1,090,000	—	—	439,832	—	—	—	—	—	—	—	—	—	—	1,529,832

Loans to Customers, Net
Commercial loans	—	—	—	3,054,715	2,617,814	1,751,451	400,413	340,618	1,770,883	144,809	1,834,624	2,493,702	3,184,102	2,079,201	19,672,332
Residential mortgage loans	—	—	10,346,528	—	—	—	—	—	—	—	—	—	—	—	10,346,528
Consumer loans	—	—	4,247,013	—	—	—	—	—	—	—	—	—	—	—	4,247,013
Subtotal	—	—	14,593,541	3,054,715	2,617,814	1,751,451	400,413	340,618	1,770,883	144,809	1,834,624	2,493,702	3,184,102	2,079,201	34,265,873

Financial Assets Available-for-Sale
from the Chilean Government and Central Bank of Chile	102	2,488,748	—	—	—	—	—	—	—	—	—	—	—	—	2,488,850
Other instruments issued in Chile	—	—	—	537,036	—	—	—	5,254	—	—	5,321	4,609	—	13,739	565,959
Instruments issued abroad	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	102	2,488,748	—	537,036	—	—	—	5,254	—	—	5,321	4,609	—	13,739	3,054,809

Equity Instruments:
Instruments issued in Chile	—	—	—	5,499	—	—	—	—	—	—	—	—	—	—	5,499
Instruments issued abroad	—	—	—	866	—	—	—	—	—	—	—	—	—	—	866
Subtotal	—	—	—	6,365	—	—	—	—	—	—	—	—	—	—	6,365
Total	102	2,488,748	—	543,401	—	—	—	5,254	—	—	5,321	4,609	—	13,739	3,061,174

Financial instruments at amortized cost	—	839,744	—	—	—	—	—	—	—	—	—	—	—	—	839,744

(d)	Collateral and Other Credit Enhancements

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are:

-	For commercial loans: Residential and non-residential real estate, liens and inventory.
-	For retail loans: Mortgages loans on residential property.

The Bank also obtains collateral from parent companies for loans granted to their subsidiaries.

Management makes sure its collateral is acceptable according to both external standards and internal policies guidelines and parameters. The Bank has approximately 242,870 collateral assets (240,087 in December 2020), the majority of which consist of real estate.

The following table contains guarantees values as of December 31, 2020 and 2021:

		Fair value of collateral and credit enhancements held as of December 31, 2020
	Maximum exposure to credit risk	Mortgages	Pledge (*)	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	12,810,975	3,091,284	128,366	565,761	2,842	3,788,253	9,022,722
Small business lending	4,790,622	3,178,176	28,832	14,242	—	3,221,250	1,569,372
Consumer lending	3,948,721	333,191	795	2,518	—	336,504	3,612,217
Mortgage lending	9,387,372	8,499,584	113	87	—	8,499,784	887,588
Total	30,937,690	15,102,235	158,106	582,608	2,842	15,845,791	15,091,899

		Fair value of collateral and credit enhancements held as of December 31, 2021
	Maximum exposure to credit risk	Mortgages	Pledge (*)	Securities	Warrants	Net collateral	Net exposure
Loans to customers:	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Corporate lending	14,633,419	3,392,760	149,892	508,711	4,451	4,055,814	10,577,605
Small business lending	5,038,913	3,124,172	26,310	12,898	—	3,163,380	1,875,533
Consumer lending	4,247,013	317,215	622	2,498	—	320,335	3,926,678
Mortgage lending	10,346,528	8,730,747	96	196	—	8,731,039	1,615,489
Total	34,265,873	15,564,894	176,920	524,303	4,451	16,270,568	17,995,305

(*)	Includes agricultural and industrial pledges, and pledges without conveyance.

The Bank also uses mitigating tactics for credit risk on derivative transactions. To date, the following mitigating tactics are used:

●	Accelerating transactions and net payment using market values at the date of default of one of the parties.

●	Option for both parties to terminate early any transactions with a counterparty at a given date, using market values as of the respective date.

●	Margins established with time deposits by customers that close FX forwards with subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank maintains related to the loans individually classified as impaired as of December 31, 2020 and 2021 is Ch$98,653 million and Ch$28,189 million, respectively.

The value of the guarantees that the Bank maintains related to non-impaired loans as of December 31, 2020 and 2021 totaled Ch$133,949 million and Ch$177,169 million, respectively.

(e)	Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is carried out in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments to customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also conducts reviews of companies in certain industry sectors that are affected by macroeconomic or sector-specific variables. Such reviews allow the Bank to timely establish any necessary allowance loan losses that are sufficient to cover losses for potentially uncollectable loans.

Analysis of age of portfolio loan, over-due loans by financial asset class. Additionally to the overdue portion, the amounts detailed include remaining balance of the past due credits are featured below:

As of December 31, 2020:

	Default
	1 to 29 days	30 to 59 days	60 to 89 days
	MCh$	MCh$	MCh$
Loans and advances to banks	14,454	—	—
Subtotal past-due loans and advances to banks	14,454	—	—

Commercial loans	133,625	29,240	13,039
Import-export financing	5,246	71	223
Factoring transactions	16,255	1,464	157
Commercial lease transactions	17,889	3,904	979
Other loans and receivables	1,449	135	162
Residential mortgage loans	90,462	24,875	9,795
Consumer loans	136,147	53,786	22,764
Subtotal past-due loans to customers	401,073	113,475	47,119

Total	415,527	113,475	47,119

As of December 31, 2021:

	Default
	1 to 29 days	30 to 59 days	60 to 89 days
	MCh$	MCh$	MCh$
Loans and advances to banks	116,307	—	—
Subtotal past-due loans and advances to banks	116,307	—	—

Commercial loans	182,781	62,020	14,680
Import-export financing	7,874	189	2,666
Factoring transactions	17,255	1,790	332
Commercial lease transactions	17,056	4,758	1,736
Other loans and receivables	1,367	309	356
Residential mortgage loans	113,040	35,687	19,095
Consumer loans	124,422	52,105	21,308
Subtotal past-due loans to customers	463,795	156,858	60,173

Total	580,102	156,858	60,173

As of December 31, the aging analysis of loans is as follows:

		Past due but not impaired(*)
	Neither past due nor impaired	Up to 30 days	Over 30 days and up to 60 days	Over 60 days and up to 90 days	Over 90 days	Total
As of December 31,	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2020	29,425,612	272,409	51,812	13,531	451	29,763,815
2021	32,836,252	409,338	51,001	15,402	87	33,312,080

(*)	These amounts include installments that are overdue, plus the remaining balance of principal and interest on such loans.

(f)	Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$6,753 million and Ch$13,584 as of December 31, 2020 and 2021, respectively, the majority of which are properties. All of these assets are managed for sale.

(g)	Renegotiated Assets:

The impaired loans are considered to be renegotiated when the corresponding financial commitments are restructured and the Bank assesses the probability of recovery as sufficiently high.

The following table details the book value of loans with renegotiated terms per financial asset class:

	2020	2021
Financial assets	MCh$	MCh$
Loans and advances to banks
Domestic banks	—	—
Foreign banks	—	—
Subtotal	—	—
Loans to Customers at amortized cost
Commercial loans	288,094	331,127
Residential mortgage loans	253,907	243,684
Consumer loans	532,420	361,015
Subtotal	1,074,421	935,826
Total renegotiated financial assets	1,074,421	935,826

This has resulted in a strong increase in the stock of renegotiated consumer and mortgage loans. Basically, these actions consisted of the postponement of installments or dividends at the end of their respective payment schedule.

The Bank calculates ECLs either on a group or an individual basis, which are described in more detail in Note 2(i)(vii).

The renegotiated portfolio of Banco de Chile represents 2.73% of the total loans.

The most common type of modification is to extend the term of the loan. For payment extensions, depending on the characteristics of each credit, the Bank can agree with the client changes in the initial conditions in terms of interest rate and payment schedule. With regard to the forgiveness of the principal, the Bank normally does not give this benefit. The Board of Directors might on rare occasions approve debt forgiveness for a portion of principal on certain credit-operations that have been impaired and provisioned previously. Only those borrowers which are considered viable are renegotiated. If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The table below includes Stage 2 and 3 assets that were modified and, therefore, treated as forborne during the 2021 period, with the related modification loss suffered by the Bank.

2021
MCh$
Amortized costs of financial assets modified during the period	122,014
Net modification loss	24,594

Although the Bank does not have systematized information related to the balance of modified loans by type of concession, it continuously monitors its impaired portfolio as defined in note 2 (i) vii). Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio. Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The table below shows the gross carrying amount of previously modified financial assets for which loss allowances has changed to 12 month Expected Credit Losses (12mECL) measurement during the 2021 period:

	December 31, 2021
	Post modification		Pre-modification
	Gross carrying amount	Corresponding ECL	Gross carrying amount	Corresponding ECL
	MCh$	MCh$	MCh$	MCh$
Facilities that have cured since modification and are now measured using 12mECLs (Stage 1)	13,552	1,400	13,682	2,036
Facilities that reverted to (Stage 2/3) lifetime ECLs having once cured	8,154	2,108	8,122	1,336

The Bank determines the appropriate amount of allowance for loan losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor. In this step of renegotiation approval, a reevaluation of the provision level is always carried out for each debtor.

Among the variables that the credit committee considers in establishing the level of provisions for the individual portfolio are payment behavior, payment capacity and collateral coverage are mainly considered.

On the other hand, for the portfolio evaluated for provisioning purposes as a group, the models contain past behavior variables, incorporating delinquencies and default prior to renegotiation for six months, recognizing the increased risk and generating a higher level of provisions. The provision can only be decreased if the renegotiated client has good payment behavior (an overdue period of less than 30 days), in a period of over seven months.

In both segments, the approvals of the renegotiation operations are submitted to specialized credit committees, whose members have attributions adjusted to this risk.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)	Impairment Testing

The main tools used to test loan impairment include an analysis of whether principal or interest payments are more than 90 days past due or if the counterparty is experiencing any known cash flow problems, reductions in credit ratings or default of the original contractual terms.

(j)	Off balance sheet accounts

In order to meet our customers’ financial needs, the Bank has extended several irrevocable commitments and contingent obligations. Even though these obligations are not recognized in the balance sheet, they involve credit risk and thus form part of the Bank’s general risk exposure.

Credit risk exposure generated by contingent obligations is disclosed in Note No. 28.

(k)	Measures associated with the COVID-19 Contingency:

Due to the health emergency caused by the COVID-19 pandemic, the Bank implemented measures that sought to make payments more flexible on a temporary basis and provided financing that allows to sustain working capital during this period, having in the first case credit refinancing (mortgage, commercial, consumer) and in the second case and by order of the Chilean Government, through the Ministry of Finance, Central Bank of Chile and the Commission for the Financial Market, measures to facilitate the granting of loans with state guarantee (FOGAPE-COVID) with the aim of being used as working capital or reactivating the activities of companies that demonstrate having been affected by the COVID-19 pandemic.

The objective of the FOGAPE-COVID initiative was to facilitate access to working capital loans for individuals and legal entities with annual sales of less than UF 1,000,000 affected by the COVID-19 pandemic. The guarantee coverage of these loans — differentiated according to sales tranche— is between 60% and 85% of financing, after applying a deductible that does not exceed 5% of the guaranteed amount. The Administration rules applicable to the COVID-19 guarantee lines, considered the option of refinancing any principal amortization of preexisting commercial loans that mature in the 6 months following the moment of granting the financing with the COVID-19 Guarantee

In order to cover the Bank’s exposure to potential losses associated with granting these state-guaranteed loans, a provision equivalent to 100% of each operation’s deductible amount is set. The total allowance related to state-guaranteed loans amounted to Ch$70,352 million as of December 31, 2021 (Ch$49,848 million as of December 31, 2020) and was registered under the line-item “Loans to customers at amortized cost” as ECL provision.

The payment behavior of these loans (COVID refinancing and FOGAPE-COVID) in both cases have a similar behavior to the rest of the Bank’s loan portfolio.

(l)	Management overlays

As indicated in Note No. 4, during 2021 the Bank carried out a review of the Probability of Default projection models used in the calculation of the ECL of its loan portfolio. These models incorporate upward adjustment elements (dichotomous variables) when certain adverse macroeconomic conditions are met, which were estimated based on a previous crisis. Those adjustment elements aim to reflect the non-linear nature of the ECL more accurately.

Notwithstanding the foregoing, for certain market segments such as Private Banking, Preferential Banking and Micro Entrepreneurs, the forecasted scenarios do not meet the conditions set forth in the models because the current context has no comparable historical precedents. In those cases, the loading associated to those dichotomous variables were included, despite the fact that those conditions are not met. As of the date of these financial statements, those adjustments remain in place.

This effect has been recognized as an overlay for an amount equivalent to Ch$30,980 million as of December 31, 2021 (Ch$24,370 million as of December 31, 2020) and was registered under the asset item line “Loans to customers at amortized cost” as ECL provision.

(m)	Modificated financial assets:

When the bank modifies the contractual conditions originally agreed so that the debtor can fulfill its payment obligations, it is evaluated considering the following:

-	In the event that the modification is substantial due to financial difficulties of the debtor, it is recorded as derecognition and the new loan is valued at fair value.

-	In the event that the modification is not substantial, the loan is not written off and its amortized cost must be adjusted based on the difference between the book value before the modification and the present value of the flows of the modified operation using the effective interest rate (EIR) of the original loan.

The resulting amount for adjusting the amortized cost of the financial asset when the modification does not result in derecognition and was registered under the line item “Provision for Expected Credit losses”. For the year 2021 the impact due this effect was not material.

(3)	Market Risk:

Market Risk refers to the loss that the Bank could face due to a liquidity shortage to honor the payments, or to close financial transactions in a timely manner (Liquidity Risk), or due to adverse movements in the values of market variables (Risk Price).

(a)	Liquidity Risk:

Liquidity Risk Measurement and Limits

The Bank manages the Liquidity Risk separately for each sub-category: Trading Liquidity Risk and Funding Liquidity Risk.

Trading Liquidity Risk is the inability to close, at current market prices, the financial positions opened mainly from the Trading Book (which is daily valued at market prices and the value differences instantly reflected in the Income Statement). This risk is controlled by establishing limits on the positions amounts of the Trading Book in accordance with what is estimated to be closed in a short time period. Additionally, the Bank incorporates a negative impact on the Income Statement whenever it considers that the size of a certain position in the Trading Book exceeds the reasonable amount, negotiated in the secondary markets, which would allow the exposure to be offset without altering market prices.

Funding Liquidity Risk refers to the Bank’s inability to obtain sufficient cash to meet its immediate obligations. This risk is managed by a minimum amount of highly liquid assets called liquidity buffer, and establishing limits and controls of internal metrics, among which the Market Access Report (“MAR”) stands out, which estimates the amount of funding that the Bank would need from wholesale financial counterparties, for the next 30 and 90 days in each of the relevant currencies of the balance sheet, to face a cash need as a result of the operation under business as usual conditions.

The use of MAR within year 2021 is illustrated below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY		MAR FCCY
	MMM$		MMUS$
	1 – 30 days	1 – 90 days	1 – 30 days	1 – 90 days
Maximum	1,290	3,765	1,550	2,712
Minimum	-1,530	647	-866	238
Average	130	2,330	208	1,271

The Bank also monitors the amount of assets denominated in local currency that is funded by liabilities denominated in foreign currency, including all tenors and the cash flows generated by full delivery derivatives payments. This metric is referred to as Cross Currency Funding. The Bank oversees and limits this amount in order to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event that might trigger lack of foreign currency funding.

The use of Cross Currency Funding within year 2021 is illustrated below:

Cross Currency Funding
MMUS$
Maximum	3,637
Minimum	1,446
Average	2,582

The Bank establishes thresholds that alert behaviors outside the expected ranges at a normal or prudent level of operation, in order to protect other dimensions of liquidity risk such as, for example, maturities concentration of fund providers, the diversification of sources of funds either by type of counterparty or type of product, among others.

The evolution over time of the Bank’s financial ratios that can detect structural changes in its balance sheet characteristics is monitored, such as those presented in the following table and whose relevant use values during the year 2021 are shown below:

	Liquid Assets/ Net Funding <30 days	Liabilities>1 year/ Assets >1 year	Deposits/ Loans

Maximum	216%	106%	72%
Minimum	161%	92%	65%
Average	192%	97%	68%

Additionally, some market index, prices and monetary decisions taken by the Central Bank of Chile are monitored to detect structural changes in market conditions that can trigger a liquidity shortage or even a financial crisis.

Furthermore, the Liquidity Risk Management Policy performs stress tests periodically which are controlled against potentially accessible action plans in each modeled scenario, according with the guidelines established in the Liquidity Contingency Plan. This process is essential in determining the liquidity risk appetite framework of the institution.

The Bank measures and controls the mismatch of cash flows under regulatory standards with the C46 index report, which represents the net cash flows expected over time as a result of the contractual maturity of almost all assets and liabilities. Additionally, the Commission for the Financial Market (hereinafter, “CMF”) authorized Banco de Chile, among others, to report the adjusted C46 index. This allows the Bank to report, in addition to the regular C46 index, outflow behavior assumptions of certain specific elements of the liability, such as demand deposits and time deposits. In addition, the regulator also requires some rollover assumptions for the loan portfolio.

The CMF establish the following limits for the C46:

Foreign Currency balance sheet items: 1-30 days C46 index < 1 x Tier-1 Capital

All Currencies balance sheet items: 1-30 days C46 index < 1 x Tier-1 Capital

All Currencies balance sheet items: 1-90 days C46 index < 2 x Tier-1 Capital

The use of this index in year 2021 is illustrated below:

	Adjusted C46 All CCYs as part of Tier-1 Capital		Adjusted C46 FCCY as part of Tier-1 Capital
	1 – 30 days	1 – 90 days	1 – 30 days
Maximum	0.17	0.14	0.36
Minimum	(0.22)	(0.23)	0.08
Average	(0.02)	(0.02)	0.22
Regulatory Limit	1.0	2.0	1.0

Additionally, the regulatory entities have introduced other metrics that the Bank uses in its management, such as the Liquidity Coverage Ratio (“LCR”) and Net Stable Financing Ratio (“NSFR”), using assumptions similar to those used in the international banking. Only for the first one, a limit implementation calendar has been established and that during the year 2021 was with a minimum level of 80%. The evolution of the LCR and NSFR metrics during the year 2021 are shown below:

	LCR		NSFR

Maximum	2.46		1.13
Minimum	1.78		1.07
Average	2.09		1.10
Regulatory Limit	0.8	(*)	N/A

(*)	This is the current minimum value for the year 2021 and that increases 0.1 annually until reaching 1.0 in the year 2023.

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries (consolidated basis), as of 2020 and 2021 end-of-year, is illustrated below:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2021
Current accounts and other demand deposits	18,542,791	—	—	—	—	—	18,542,791
Transactions in the course of payment	210,479	—	—	—	—	—	210,479
Reverse repurchase agreements and securities lending	88,433	—	52	—	—	—	88,485
Savings accounts and time deposits	7,103,640	1,774,627	240,912	66,492	1,619	—	9,187,290
Full delivery derivative transactions	434,113	469,349	2,603,467	1,645,489	968,078	1,761,581	7,882,077
Borrowings from financial institutions	67,813	1,259,167	18,344	3,515,979	—	—	4,861,303
Other financial obligations	273,394	50	183	183	—	—	273,810
Debt instruments issued in foreign currency other than USD	17,154	369,988	1,083,540	2,358,966	2,104,219	4,839,310	10,773,177

Total (excluding non-delivery derivative transactions)	26,737,817	3,873,181	3,946,498	7,587,109	3,073,916	6,600,891	51,819,412

Non-delivery derivative transactions	271,193	586,231	2,602,915	1,030,628	669,796	2,145,008	7,305,771

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2020
Current accounts and other demand deposits	15,167,229	—	—	—	—	—	15,167,229
Transactions in the course of payment	882,944	—	—	—	—	—	882,944
Reverse repurchase agreements and securities lending	289,777	43	—	—	—		289,820
Savings accounts and time deposits	6,243,204	1,964,350	648,974	59,038	1,222	156	8,916,944
Full delivery derivative transactions	396,599	364,793	1,305,210	1,088,925	549,777	934,097	4,639,401
Borrowings from financial institutions	74,424	140,455	340,532	1,020,126	2,090,600	—	3,666,137
Other financial obligations	189,003	80	334	386	37	—	189,840
Debt instruments issued in foreign currency other than USD	53,438	90,285	1,082,282	2,194,406	1,886,936	4,452,831	9,760,178

Total (excluding non-delivery derivative transactions)	23,296,618	2,560,006	3,377,332	4,362,881	4,528,572	5,387,084	43,512,493

Non-delivery derivative transactions	401,144	570,084	929,211	787,866	644,420	1,542,088	4,874,813

(b)	Price Risk:

Price Risk Measurement and Limits

The measurement and management of Price Risk are carried out through the use of several metrics developed internally by the Bank, both for the Trading Book and for the Accrual Book (the Accrual Book includes all balance sheet items, even those of the Trading book but in such case these are reported at an interest rate adjustment period of one day, thus not generating accrual interest rate risk). In addition, the Bank reports metrics to regulatory entities according to the models defined by them.

The bank has established internal limits for the exposures of the Trading Book. In fact, FX positions (FX delta), interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the FX options volatility sensitivity (vega) are measured, reported and controlled against their limits. Limits are established on an aggregate basis but also for some specific tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the board and reviewed at least annually.

The Bank measures and controls the risk for the Trading Book portfolios using the Value-at-Risk (VaR). The model uses a 99% confidence level and the most recent one-year observed rates, prices and yields data.

The use of VaR within year 2021 is illustrated below:

Value-at-Risk 99% one-day confidence level
MCh$
Maximum	1,606
Minimum	425
Average	971

Additionally, the Bank performs measuring, limiting, controlling and reporting interest rate exposures and risks for the Accrual Book using internally developed methodologies based on the differences in the amounts of assets and liabilities considering the interest rate repricing dates. Exposures are measured according to the Interest Rate Exposure or IRE metric and their corresponding risks using the Earnings-at-Risk or EaR metric.

The use of EaR within year 2021 is illustrated below:

12- months Earnings-at-Risk 99% confidence level 3 months defeasance period
MCh$

Maximum	155,073
Minimum	102,504
Average	119,551

The regulatory risk measurement for the Trading Book (C41 report, replaced in December 2021 by the APRM report, from the spanish Activos Ponderados por Riesgo Mercado) is produced by utilizing guidelines provided by the Central Bank of Chile (hereinafter, “BCCh”) and the CMF, which are adopted based on standardized BIS methodologies. The referred methodologies estimate the potential loss that the bank may incur considering standardized fluctuations of the value of market factors such as FX rates, interest rates and volatilities that may adversely impact the value of FX spot positions, interest rate exposures, and volatility exposures, respectively. In addition, correlation factors are included to represent non-parallel changes in the yield curve.

The risk measurement for the Banking Book, according to normative guidelines (C40 report), as a result of interest rate fluctuations is carried out through the use of standardized methodologies provided by regulatory entities (BCCh and CMF). The report includes models for reporting interest rate gaps and standardized adverse interest rate fluctuations. In addition to this, the regulatory entity has requested banks to establish internal limits for this regulatory risk measurement. Limits must be established separately for short-term and long-term balance. The short-term risk limit should be expressed as a percentage of the Net Interest Margin or NIM plus the revenue collected from commissions that depend on the level of the interest rate; the long-term risk limit cannot exceed a specific percentage of the amount of regulatory capital.

In addition to the above, the Market Risk Policy of Banco de Chile enforces to perform daily stress tests for the Trading Book and monthly for the Accrual Book, additionally a stress test for the AFS (available for sale) portfolio is included, which is reported daily. The output of the stress testing process is monitored against corresponding trigger levels: in the case those triggers are breached, the senior management is notified in order to implement further actions, if necessary. In addition, the results during the month for the trading activities are controlled against defined loss levels and in case such levels are exceeded, senior management is also notified.

The following table illustrates the interest rate cash-flows of the Banking Book, considering the interest rate repricing dates on an individual basis, as of December 31, 2020 and 2021:

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2020
Cash and due from banks	2,496,891	—	—	—	—	—	2,496,891
Transactions in the course of collection	96,444	—	—	—	—	—	96,444
Investment under resale agreements	10,007	—	—	—	—	—	10,007
Derivative instruments under hedge-accounting treatment	260	1,800	182,709	250,612	282,219	995,168	1,712,768
Inter-banking loans	2,743,250	71,543	125,574	—	—	—	2,940,367
Customer loans	3,180,598	2,339,929	6,504,393	8,134,601	4,437,666	10,877,247	35,474,434
Financial Assets at Fair Value through OCI	94,086	145,272	456,613	185,995	31,465	145,987	1,059,418
Financial instruments at amortized cost	—	—	—	—	—	—	—
Total assets	8,621,536	2,558,544	7,269,289	8,571,208	4,751,350	12,018,402	43,790,329

Assets as of December 31, 2021
Cash and due from banks	3,579,634	—	—	—	—	—	3,579,634
Transactions in the course of collection	196,592	—	—	—	—	—	196,592
Investment under resale agreements	—	—	—	—	—	—	—
Derivative instruments under hedge-accounting treatment	64	2,163	69,192	500,218	198,926	1,669,980	2,440,543
Inter-banking loans	1,366,378	81,164	81,800	—	—	—	1,529,342
Customer loans	2,529,601	2,676,130	7,226,224	9,018,799	4,798,188	11,955,962	38,204,904
Financial Assets at Fair Value through OCI	95,585	488,919	1,479,321	619,044	169,289	208,507	3,060,665
Financial instruments at amortized cost	—	8,334	10,740	38,148	431,285	450,200	938,707
Total assets	7,767,854	3,256,710	8,867,277	10,176,209	5,597,688	14,284,649	49,950,387

	Up to 1 month	Between 1 and 3 months	Between 3 and 12 months	Between 1 and 3 years	Between 3 and 5 years	More than 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2020
Current accounts and demand deposits	15,245,137	—	—	—	—	—	15,245,137
Transactions in the course of payment	816,294	—	—	—	—	—	816,294
Obligations under repurchase agreements	13,255	—	—	—	—	—	13,255
Savings accounts and interest-bearing deposits	6,243,204	1,964,350	648,974	59,038	1,222	156	8,916,944
Derivative hedging instruments	160	291	192,625	230,742	280,421	1,057,369	1,761,608
Inter-banking borrowings	72,935	140,455	340,532	1,020,126	2,090,600	—	3,664,648
Debt instruments issued (*)	53,438	90,285	1,082,282	2,194,406	1,886,936	4,452,831	9,760,178
Other liabilities	189,003	80	334	386	37	—	189,840
Total liabilities	22,633,426	2,195,461	2,264,747	3,504,698	4,259,216	5,510,356	40,367,904

Liabilities as of December 31, 2021
Current accounts and demand deposits	18,611,880	—	—	—	—	—	18,611,880
Transactions in the course of payment	83,420	—	—	—	—	—	83,420
Obligations under repurchase agreements	351	—	—	—	—	—	351
Savings accounts and interest-bearing deposits	7,103,640	1,774,627	240,912	66,492	1,619	—	9,187,290
Derivative hedging instruments	538	979	62,220	407,960	167,805	1,401,836	2,041,338
Inter-banking borrowings	63,611	1,259,167	18,344	3,515,979	—	—	4,857,101
Debt instruments issued (*)	17,154	369,988	1,083,540	2,358,966	2,104,219	4,839,310	10,773,177
Other liabilities	273,394	50	183	183	—	—	273,810
Total liabilities	26,153,988	3,404,811	1,405,199	6,349,580	2,273,643	6,241,146	45,828,367

(*)	Amounts shown here are different from those reported in the liabilities report which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The Bank uses stress tests as the main sensitivity analysis tool for Price Risk. The analysis is implemented for the Trading Book, Accrual Book and the AFS portfolio separately. The Bank has adopted this tool as it is considered more useful than fluctuations in business as usual scenario, such as VaR or EaR, given that:

(i)	The financial crisis show market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 99% of confidence level.

(ii)	The financial crisis also show that correlations between these fluctuations are materially different from those used in the VaR computation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations respect to the patterns observed under normal conditions.

(iii)	Trading liquidity dramatically diminishes during financial distress and especially in emerging markets. Therefore, the overnight VaR number might not be representative of the loss for trading portfolios in such environment since closing exposures period may exceed one business day. This may also happen when calculating EaR, even considering three months as the closing period.

The impacts are determined by mathematical simulations of fluctuations in the values of market factors, and also, estimating the changes of the economic and /or accounting value of the financial positions.

In order to comply with IFRS 7.40, the following exercise was included illustrating an estimation of the impact of extreme but reasonable fluctuations of interest rates, swaps yields, FX rates and exchange volatility, which are used for valuing Trading Book, Accrual Book and the AFS portfolios. Given that the Bank’s portfolio includes positions denominated in nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts.

The exercise is implemented by multiplying the sensitivities by the fluctuations obtained as the results of mathematical simulations over a two-week time horizon and using the maximum historical volatility, within a significant period of time, in each of the market factors present in the Trading Book, in the case of the AFS portfolio a four-week time horizon is used due to liquidity constrains; Accrual Book impacts are estimated by multiplying cumulative gaps by forward interest rates fluctuations modeled over a three-month time horizon and using the maximum historical volatility of interest fluctuations but limited by maximum fluctuations and / or levels observed within a significant period of time. It is relevant to note that the methodology might ignore some portion of the interest rates convexity, since it is not captured properly when large fluctuations are modeled. In any case, given the magnitude of the changes, the methodology may be reasonable enough for the purposes and scope of the analysis.

The following table illustrates the fluctuations resulting from the main market factors in the maximum stress test exercise, or more adverse, for the Trading Book.

The directions or signs of these fluctuations are those that correspond to those that generate the most adverse impact at the aggregate level.

Average Fluctuations of Market Factors for Maximum Stress Scenario Trading Book
	CLP Derivatives (bps)	CLP Bonds (bps)	CLF Derivatives (bps)	CLF Bonds (bps)	USD Offshore Libor Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Less than 1 year	(28)	110	18	147	(8)	1
Greater than 1 year	(12)	81	61	149	(16)	8

bps = basis points

The worst impact on the Bank’s Trading Book as of December 31, 2021, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact Trading Book (MCh$)
CLP Interest Rate		(2,365)
Derivatives	(432)
Debt instruments	(1,933)
CLF Interest Rate		(11,313)
Derivatives	118
Debt instruments	(11,431)
Interest rate USD offshore		(64)
Domestic/offshore interest rate spread USD		(48)
Banking spread		(389)
Total Interest rates		(14,179)
Total FX and FX Options		137
Total		(14,042)

The modeled scenario would generate losses in the Trading Book for approximately MCh$14,042. In any case, such fluctuations would not result in material losses compared to regulatory capital or to the P&L estimate for the next 12-months.

The impact on the Accrual Book for the next 12 months as of December 31, 2021, which does not necessarily mean a net loss(gain) but a greater(lower) net income from funds generation (resulting net interest rate generation), is illustrated below:

Most Adverse Stress Scenario 12-Month Revenue Accrual Book (MCh$)
Impact by Base Interest Rate shocks	(391,392)
Impact due to Spreads Shocks	(16,255)
Higher / (Lower) Net revenues	(407,647)

The impact on the AFS portfolio is shown in the following tables. First are the main fluctuations in the market factors, due to the scenarios provided for the stress test meltdown (more adverse), for this portfolio.

The sign of the fluctuation below, correspond to the ones that generate the most adverse impact.

Average Fluctuations of Market Factors for Maximum Stress Scenario AFS Portfolio
	CLP Bonds (bps)	CLF Bonds (bps)	USD Offshore Libor Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Less than 1 year	306	306	(15)	(22)
Greater than 1 year	278	309	(6)	2

bps = basis points

The worst impact on the Bank’s AFS portfolio as of December 31, 2021, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact AFS portfolio (MCh$)
CLP Debt Instrument	(77,209)
CLF Debt Instrument	(84,858)
Interest rate USD offshore	—
Domestic/offshore interest rate spread USD	—
Banking spread	(405)
Corporative spread	220
Total	(162,252)

The modeled scenario would generate losses in the AFS portfolio for approximately MCh$162,252, which would potentially be reflected in Other Comprehensive Income accounts.

The main negative impact on the Trading Book would occur as a result of an increase in local interest rates, especially for the Debt instruments, the same applies to the AFS portfolio. The lowest potential income in the next 12 months in the Accrual Book would occur in a scenario of a sharp inflation price fall. In any case, the impacts would be less than the annual budgeted profits of the Bank.

(4)	Requirements and Capital Management:

The main objectives of the Bank’s capital management are to ensure the adequacy and quality of its capital, at a consolidated level, based on managing the risks it faces in its operations, establishing sufficient capital levels, through the definition of an internal objective, which supports both the business strategy and stress scenarios in the short and medium terms, thus ensuring compliance with regulatory requirements, a solid credit rating and adequate capital levels. During 2021, the Bank has comfortably met the required capital requirements.

As part of its Capital Management Policy, the Bank has established capital adequacy alerts and limits, which are monitored by the governance structures that the Bank has established for these purposes, including the Capital Management Committee. During 2021, none of the internal alerts defined by the Bank were activated as part of the Capital Risk Appetite Framework.

The Bank manages capital based on its strategic objectives, its risk profile and its ability to generate cash flows, as well as the economic and business context in which it operates. Consequently, the Bank may modify the amount of payment of dividends to its shareholders or issue basic capital, additional tier 1 capital or tier 2 capital instruments. The Bank’s capital adequacy is monitored using, among other measures, the indices and rules established by the CMF, as well as the alerts and internal limits that the capital management committee and board of directors have defined for such purposes.

Capital Requirements

In accordance with the General Banking Law, the total capital or regulatory capital of a bank may not be less than 8% of its risk-weighted assets (RWA), net of required provisions. Additionally, it establishes that the Common Equity Tier 1 (CET1) Capital may not be less than 4.5% of its RWA or 3% of its total assets. Also, Tier 1 Capital, corresponding to the sum of CET1 and Additional Tier 1 Capital (AT1 = Perpetual Bonds + Preferred Stocks), may not be less than 6% of RWA, net of required provisions. Likewise, banks must comply with additional requirements associated with capital buffers, such as the conservation buffer, the domestic systemically-important banks buffer, the countercyclical buffer and/or pillar 2 capital requirements.

Adoption of the Basel III standard

In 2019, the CMF began the regulatory process for the implementation of Basel III standards in Chile, as established in Law No. 21,130 that Modernizes Banking Regulation. During the years 2020 and 2021, the CMF published the specific regulations for compliance with the Basel III framework for the local banking industry, which became applicable as of December 1, 2021. The regulation includes the standard methodologies to determine, among others, Credit, Operational and Market Risk-Weighted Assets, total or regulatory capital, the leverage ratio and domestic systemically-important banks. Additionally, the regulations describe requirements and conditions for: (i) the application of internal models for the calculation of certain risk-weighted assets, (ii) the issuance of hybrid capital instruments (AT1), (iii) the principles for determining capital buffers (countercyclical and conservation), (iv) additional requirements for banks defined as systemically-important banks, (v) the criteria to determine capital requirements for banks with risk management deficiencies identified in the supervisory process (Pillar 2), and (vi) market disclosure requirements (Pillar 3), among others.

The aforementioned Basel III banking adequacy standards consider a series of transitory regulations. These measures include: i) the gradual adoption of the conservation buffer and requirements for systemic banks, ii) the gradual application of adjustments to regulatory capital, iii) the temporary substitution of additional tier 1 capital (AT1) for tier 2 capital instruments, that is, subordinated bonds and additional provisions and iv) gradualness to continue recognizing subordinated bonds issued by banking subsidiaries as regulatory capital.

Below are indicators and indices applicable as of December 1, 2021:

	Total assets, risk-weighted assets and Regulatory Capital Components	Overall consolidated	Local consolidated
	according to Basel III	Dec-2021	Dec-2021
Item No.	Item description	MCh$	MCh$
1	Total assets according to the statement of financial position	51,702,439	51,702,439
2	Non-consolidated investment in subsidiaries	—	—
3	Assets discounted from regulatory capital, other than item 2	61,953	61,953
4	Derivative credit equivalents	1,782,784	1,782,784
4.1	Financial derivative contracts	2,983,298	2,983,298
5	Contingent loans	2,612,170	2,612,170
6	Assets generated by the intermediation of financial instruments	—	—
7	= (1-2-3+4-4.1+5-6) Total assets for regulatory purposes	53,052,142	53,052,142
8.a	Credit risk-weighted assets, estimated according to the standard methodology (CRWA)	28,280,644	28,280,644
8.b	Credit risk-weighted assets, estimated according to internal methodologies (CRWA)	—	—
9	Market risk-weighted assets (MRWA)	1,342,767	1,342,767
10	Operational risk-weighted assets (ORWA)	2,956,592	2,956,592
11.a	= (8.a/8.b+9+10) Risk-weighted assets (RWA)	32,580,003	32,580,003
11.b	= (8.a/8.b+9+10) Risk-weighted assets, after application of the output floor (RWA)	32,580,003	32,580,003
12	Owner’s equity	4,223,013	4,223,013
13	Non-controlling interest	1	1
14	Goodwill	—	—
15	Excess minority investments	—	—
16	= (12+13-14-15) Common Equity Tier 1 Capital (CET1)	4,223,014	4,223,014
17	Additional deductions to Common Equity Tier 1 Capital, other than item 2	—	—
18	= (16-17-2) Common Equity Tier 1 Capital (CET1)	4,223,014	4,223,014
19	Voluntary provisions (additional) computed as additional Tier 1 capital (AT1)	325,800	325,800
20	Subordinated bonds computed as additional tier 1 capital (AT1)	—	—
21	Preferred shares allocated to additional tier 1 capital (AT1)	—	—
22	Bonds without a fixed term of maturity imputed to additional tier 1 capital (AT1)	—	—
23	Discounts applied to AT1	—	—
24	= (19+20+21+22-23) Additional Tier 1 Capital (AT1)	325,800	325,800
25	= (18+24) Tier 1 Capital	4,548,814	4,548,814
26	Voluntary provisions (additional) computed as Tier 2 capital (T2)	214,452	214,452
27	Subordinated bonds computed as Tier 2 capital (T2)	871,079	871,079
28	= (26+27) Equivalent tier 2 capital (T2)	1,085,531	1,085,531
29	Discounts applied to T2	—	—
30	= (28-29) Tier 2 capital (T2)	1,085,531	1,085,531
31	= (25+30) Total or Regulatory Capital	5,634,345	5,634,345
32	Additional CET 1 Capital required for the constitution of the conservation buffer	0	0
33	Additional CET 1 Capital required to set up the countercyclical buffer	0	0
34	Additional CET 1 Capital required for banks qualified as systemic	0	0
35	Additional capital required for the evaluation of the adequacy of Total or Regulatory Capital (Pillar 2)	0	0

Capital Adequacy Ratios and Regulatory Compliance According to Basel III	Overall consolidated Dec-2021	Local consolidated Dec-2021
	%	%
Leverage Ratio ( I18/ I7)	7.96%	7.96%
Common Equity Tier 1 (CET1) Capital Ratio ( I18 / I11.b)	12.96%	12.96%
Tier 1 capital Ratio ( I25 / I11.b)	13.96%	13.96%
Total or Regulatory Capital Ratio ( I31/ I11.b)	17.29%	17.29%
Credit rating	A	A
Regulatory Compliance for Capital Adequacy
Additional provisions computed as Tier 2 capital (T2) in relation to Credit RWA	0.76%	0.76%
Subordinated bonds computed as Tier 2 capital (T2) in relation to CET 1 Capital	20.63%	20.63%
Additional Tier 1 Capital (AT1) in relation to CET 1 Capital	7.71%	7.71%
Voluntary (additional) provisions and subordinated bonds computed as AT1 in relation to RWAs	1.00%	1.00%

Below, for comparative purposes, the amounts and ratios determined using the standards in effect up to November 30, 2021 are:

	As of December 31,
	2020	2021 (*)
	MCh$	MCh$

Basic capital	3,726,267	4,223,013
Regulatory capital	4,878,500	5,522,703
Total consolidated assets	48,754,455	55,261,371
Total consolidated credit risk-weighted assets	30,566,571	34,288,733

	Ratio
	As of December 31,
	2020	2021 (*)
	%	%

Basic capital / consolidated assets	7.64	7.64
Regulatory capital / consolidated risk-weighted assets	15.96	16.11

(*)	Information for comparative purposes based on standards contained in Chapter 12-1 of the RAN.